American Century Investments®
Quarterly Portfolio Holdings
One Choice® 2065 Portfolio
April 30, 2023

One Choice 2065 Portfolio - Schedule of Investments
APRIL 30, 2023 (UNAUDITED)

	Shares	Value ($)
UNDERLYING FUNDS(1) — 100.0%
Domestic Equity Funds — 58.7%
Focused Dynamic Growth Fund G Class(2)	54,038	2,274,987
Focused Large Cap Value Fund G Class	570,770	5,690,573
Growth Fund G Class	80,535	3,438,824
Heritage Fund G Class(2)	129,280	2,932,061
Mid Cap Value Fund G Class	214,329	3,360,671
Small Cap Growth Fund G Class	38,233	731,010
Small Cap Value Fund G Class	80,111	733,019
Sustainable Equity Fund G Class	160,669	6,733,626
		25,894,771
International Equity Funds — 26.3%
Emerging Markets Fund G Class	269,982	2,707,922
Global Real Estate Fund G Class	97,072	1,130,892
International Growth Fund G Class(2)	260,380	3,171,427
International Small-Mid Cap Fund G Class	123,663	1,197,062
International Value Fund G Class	204,228	1,631,778
Non-U.S. Intrinsic Value Fund G Class	179,011	1,770,415
		11,609,496
Domestic Fixed Income Funds — 10.9%
Diversified Bond Fund G Class	349,431	3,305,618
High Income Fund G Class	99,570	825,437
Inflation-Adjusted Bond Fund G Class	60,333	658,236
		4,789,291
International Fixed Income Funds — 4.1%
Emerging Markets Debt Fund G Class	56,121	496,109
Global Bond Fund G Class	152,173	1,320,859
		1,816,968
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $45,184,638)		44,110,526
OTHER ASSETS AND LIABILITIES		—
TOTAL NET ASSETS — 100.0%		$44,110,526

NOTES TO SCHEDULE OF INVESTMENTS
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.
(2)Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Underlying Funds

The fund invests in a combination of underlying American Century Investments funds. The fund’s asset allocation is intended to diversify investments among stocks, bonds, and short-term investments. The portfolio holdings of each underlying fund are available at americancentury.com or upon request at 1-800-345-2021.

2. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually. Investments in the underlying funds are valued at their reported NAV.

3. Fair Value Measurements

The fund's investment valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund's investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

4. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the period ended April 30, 2023 follows (amounts in thousands):

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
Focused Dynamic Growth Fund(3)	$1,345	$1,193	$411	$148	$2,275	54	$(135)	—
Focused Large Cap Value Fund	3,275	2,838	587	165	5,691	571	(126)	$300
Growth Fund	2,010	1,686	528	271	3,439	81	(140)	73
Heritage Fund(3)	1,727	1,422	443	226	2,932	129	(125)	—
Mid Cap Value Fund	2,070	1,824	542	9	3,361	214	(104)	202
Small Cap Growth Fund	418	338	75	50	731	38	(25)	4
Small Cap Value Fund	417	409	55	(38)	733	80	(9)	22
Sustainable Equity Fund	2,515	4,580	678	317	6,734	161	(94)	72
Emerging Markets Fund	1,534	1,454	379	99	2,708	270	(148)	66
Global Real Estate Fund	654	604	117	(10)	1,131	97	(40)	8
International Growth Fund(3)	1,790	1,400	478	459	3,171	260	(132)	—
International Small-Mid Cap Fund	676	563	128	86	1,197	124	(51)	8
International Value Fund	889	700	147	190	1,632	204	(29)	42
Non-U.S. Intrinsic Value Fund	1,016	679	172	247	1,770	179	(17)	78
Diversified Bond Fund	1,882	1,851	431	4	3,306	349	(67)	76
High Income Fund	474	412	67	6	825	100	(11)	34
Inflation-Adjusted Bond Fund	376	362	55	(25)	658	60	(10)	27
Emerging Markets Debt Fund	282	232	32	14	496	56	(6)	15
Global Bond Fund	751	735	128	(37)	1,321	152	(24)	61
Equity Growth Fund	1,348	617	2,199	234	—	—	(414)	140
	$25,449	$23,899	$7,652	$2,415	$44,111	3,179	$(1,707)	$1,228
(1)Underlying fund investments represent G Class.
(2)Distributions received includes distributions from net investment income and from capital gains, if any.
(3)Non-income producing.
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.